                                                                     Exhibit 99



Chemical Bank, Trustee                                                                  Determination Date:
Manufactured Housing Contracts                                                          Remittance Date:
Senior/Subordinated Pass-Through Certificates Series 1996C                              For the Period Ended:

Information for Clauses (a) through (e), Section 7.01
                                                                                        Class A-1         Class A-2
(a) Class A and Class B Distribution Amounts                                            1,639,558.02       145,600.00

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                                                           450,444.99
    (b) Partial Prepayments Received                                                      168,638.23
    (c) Principal Payments in Full (Scheduled Balance)                                    786,834.80
    (d) Liquidated Contract Scheduled Balance                                                   0.00
    (e) Section 3.05 Purchase Scheduled Balance                                                 0.00
    (f) Previously Undistributed Shortfalls in (a) through (e)                                  0.00
                                                                                    ----------------  ----------------
 Total Principal Distribution                                                           1,408,918.02              0.00

(c) Interest Distribution                                                                 131,840.00        145,600.00
    Unpaid Interest Shortfall                                                                   0.00              0.00
                                                                                    ----------------  ----------------
 Total Interest Distribution                                                              131,840.00        145,600.00

(d) Beginning Class A and Class B Principal Balance                                    28,800,000.00     27,300,000.00
    Less: Principal Distribution                                                        1,408,916.02              0.00
                                                                                    ----------------  ----------------
    Remaining Class A and Class B Principal Balance                                    27,383,083.93     27,300,000.00

(e) Fees Due Servicer                                                                                       Pool Factor
    Monthly Servicing Fee                                                                 129,397.82         (h)
    Section 8.06 Reimbursement Amount                                                           0.00         Class A-1
    Section 8.02 Reimbursement Amount                                                           0.00         Class A-2
    Reimburseable Fees                                                                          0.00         Class A-3
                                                                                    ----------------         Class A-4
 Total Fees Due Servicer                                                                  129,397.82         Class A-5
                                                                                                             Class A-6
                                                             No. of                 Unpaid Principal         Class B-1
(f) Delinquency                                             Contracts                    Balance             Class B-2

                     31-59 Days Delinquent                         61                      1,486,965
                     60-89 Days Delinquent                         13                        271,513
                      90+ Days Delinquent                           2                         81,707

(g) Section 3.05 Repurchases                                                                    0.00


(i) Class R Distribution Amount                                                           258,652.84
    Reposession Profits                                                                         0.00

(j) Principal Balance of Contracts in Repossession                                              0.00

(k) Aggregate Net Liquidation Losses                                                            0.00

(l) (x) Class B-2 Formula Distribution Amount                                              33,126.67
    (y) Remaining Amount Available                                                        289,778.51
                                                                                    ----------------
    Amount of (x) over (y)                                                                      0.00

(m) Class B-2 Liquidation Loss Amount                                                           0.00

(n) Guarantee Payment                                                                           0.00

(o) Unadvanced Shortfalls                                                                       0.00

(p) Number of units repossessed                                                                    0

(q) Principal Prepayments paid                                                            956,471.03

(r) Scheduled Principal Payments                                                          450,444.99

(s) Weighted Average Interest Rate                                                             11.50%



Chemical Bank, Trustee                                                       02-Nov-96
Manufactured Housing Contracts                                               07-Nov-96
Senior/Subordinated Pass-Through Certificates Series 1996C                   25-Oct-96

Information for Clauses (a) through (s), Section 7.01
                                                                              Class A-3         Class A-4        Class A-5
(a) Class A and Class B Distribution Amounts                                  106,541.67         68,587.50        93,337.83

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                       ----------------- ----------------- ----------------
 Total Principal Distribution                                                       0.00              0.00             0.00

(c) Interest Distribution                                                     108,641.67         68,567.60        93,337.83
    Unpaid Interest Shortfall                                                       0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
 Total Interest Distribution                                                  108,641.67         68,567.60        93,337.83

(d) Beginning Class A and Class B Principal Balance                        19,100,000.00     11,800,000.00    15,481,000.00
    Less: Principal Distribution                                                    0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                        19,100,000.00     11,800,000.00    15,481,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                    Pool Factor                     Original Balance
    Section 8.06 Reimbursement Amount                                         0.95114876                      28,800,000.00
    Section 8.02 Reimbursement Amount                                         1.00000000                      27,300,000.00
    Reimburseable Fees                                                        1.00000000                      19,100,000.00
                                                                              1.00000000                      11,800,000.00
 Total Fees Due Servicer                                                      1.00000000                      16,481,000.00
                                                                              1.00000000                       9,938,000.00
                                                                              1.00000000                       8,833,000.00
(f) Delinquency                                                               1.00000000                       4,968,000.00

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate




Chemical Bank, Trustee
Manufactured Housing Contracts
Senior/Subordinated Pass-Through Certificates Series 1996C

Information for Clauses (a) through (e), Section 7.01
                                                                            Class A-6        Class B-1        Class B-2
(a) Class A and Class B Distribution Amounts                                52,319.54         42,421.54        33,126.67

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                    ----------------- ----------------- ----------------
 Total Principal Distribution                                                    0.00              0.00             0.00

(c) Interest Distribution                                                   52,319.54         42,421.54        33,126.67
    Unpaid Interest Shortfall                                                    0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
 Total Interest Distribution                                                52,319.54         42,421.54        33,126.67

(d) Beginning Class A and Class B Principal Balance                      9,938,000.00      8,833,000.00     4,989,000.00
    Less: Principal Distribution                                                 0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                     9,938,000.00      8,833,000.00     4,989,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                       Rate
    Section 8.06 Reimbursement Amount                                           6.485%
    Section 8.02 Reimbursement Amount                                           6.400%
    Reimburseable Fees                                                          6.700%
                                                                                6.975%
 Total Fees Due Servicer                                                        7.235%
                                                                                7.525%
                                                                                7.450%
(f) Delinquency                                                                 8.000%

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate



Chemical Bank, Trustee
Manufactured Housing Contracts
Senior/Subordinated Pass-Through Certificates Series 1996C

Information for Clauses (a) through (e), Section 7.01
(a) Class A and Class B Distribution Amounts

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution

(c) Interest Distribution
    Unpaid Interest Shortfall

 Total Interest Distribution

(d) Beginning Class A and Class B Principal Balance
    Less: Principal Distribution

    Remaining Class A and Class B Principal Balance

(e) Fees Due Servicer
    Monthly Servicing Fee                                                       Rate
    Section 8.06 Reimbursement Amount                               Class A-1   5.49%   28,800,000.00    1,579,880
    Section 8.02 Reimbursement Amount                               Class A-2   6.40%   27,300,000.00    1,747,200
    Reimburseable Fees                                              Class A-3   6.70%   19,100,000.00    1,279,700
                                                                    Class A-4   6.96%   11,800,000.00      829,050
 Total Fees Due Servicer                                            Class A-5   7.24%   16,481,000.00    1,120,050
                                                                    Class A-6   7.53%    9,938,000.00      747,835
                                                                    Class B-1   7.45%    9,938,000.00      509,059
                                                                    Class B-2   8.00%    4,989,000.00      397,570
                                                                                       124,221,000.00    8,204,083       6.60%

(f) Delinquency

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate


                   Computation of Available Distribution Amount
(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                   2,318,262.94
     Certificate Account Balance at Monthly Cutoff-SubServicer                    234,539.58
(ii) Monthly Advance made                                                               0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                    0.00
(iii)Section 5.05 Certificate Fund Income-SubServicer                                   0.00
(v) Principal due Holders                                                               0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                    86,514.42
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                    9,346.95
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                            0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                              0.00
   (iii) Monthly Servicing Fee                                                    129,397,82
   (iv)  Reimburseable Liquidation Expenses                                             0.00
   (v)   Section 6.04 (c) reimbursement                                                 0.00
   (vi)  Section 8.06 reimbursement                                                     0.00
   (vii) Amounts not required to be deposited-SubServicer                               0.00

Total Due Servicer                                                                129,397.82

Available Distrubution Amount-Vanderbilt                                        2,122,050.70
Available Distrubution Amount-SubServicer                                         225,182.61
To Class A and B                                                                2,080,590.47

Monthly Excess Cashflow                                                           256,652.84

Weighted Average Remaining Term (months)                                              173.28

    Scheduled Balance Computation


    Prior Month Balance                                                       124,221,907.00


    Current Balance                                    122,630,917.92
                  Adv Principal                             19,399.01
                  Del Principal                             35,325.95
    Pool Scheduled Balance                                                    122,514,990.98


    Principal Payments in Full                             789,834.80
    Partial Prepayments                                    166,636.23

    Scheduled Principal                                    450,444.99


    Collateral Balance                                                        122,830,917.92
